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As filed with the Securities and Exchange Commission on April 15, 2015

Registration No. 333-202711

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment
No. 1 to

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Magnum Hunter Resources Corporation
(and the guarantors identified in the Table of Subsidiary Guarantor Registrants below)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	86-0879278 (I.R.S. Employer Identification No.)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Gary C. Evans
Chairman and Chief Executive Officer
Magnum Hunter Resources Corporation
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Paul M. Johnston Senior Vice President and General Counsel Magnum Hunter Resources Corporation 1046 Texan Trail Grapevine, Texas 76051 (832) 203-4533	Charles H. Still, Jr. Emily E. Leitch Bracewell & Giuliani LLP 711 Louisiana Street, Suite 2300 Houston, Texas 77002 (713) 223-2300

Approximate date of commencement of proposed sale to the public:
From time to time after this Registration Statement becomes effective.

          If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    ☐

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:    ☒

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:    ☐

          If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box:    ☐

          If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box:    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS

Exact name of Co-Registrant as specified in its Charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
Alpha Hunter Drilling, LLC	Delaware	27-1657505
Bakken Hunter, LLC	Delaware	27-3553862
Hunter Aviation, LLC	Delaware	45-3698600
Hunter Real Estate, LLC	Delaware	27-1658073
Magnum Hunter Marketing, LLC	Delaware	45-3202527
Magnum Hunter Production, Inc.	Kentucky	61-1057062
Magnum Hunter Resources GP, LLC	Delaware	27-1355887
Magnum Hunter Resources, LP	Delaware	27-1355958
MHR Acquisition Company II, LLC	Delaware	37-1762439
MHR Acquisition Company III, LLC	Delaware	36-4791143
NGAS Gathering, LLC	Kentucky	20-4272054
NGAS Hunter, LLC	Delaware	27-3953737
Shale Hunter, LLC	Delaware	46-2331952
Triad Hunter, LLC	Delaware	27-1355830
Viking International Resources Co., Inc.	Delaware	31-1240097
Williston Hunter ND, LLC	Delaware	27-3553798

(1)
The address, including zip code, and telephone number, including area code of the principal executive offices of each co-registrant are:

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986

 EXPLANATORY NOTE

        This Amendment No. 1 is being filed solely for the purpose of filing exhibits 1.2, 5.1 and 8.1 to the Registration Statement on Form S-3 (File No. 333-202711). No changes or additions are being made hereby to the prospectuses which form parts of the Registration Statement or to Items 14, 15 and 17 of Part II of the Registration Statement. Accordingly, the prospectuses and Items 14, 15 and 17 of Part II have been omitted from this filing.

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

MAGNUM HUNTER RESOURCES CORPORATION
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature		Title

/s/ GARY C. EVANS Gary C. Evans		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches		Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
/s/ J. RALEIGH BAILES, SR.* J. Raleigh Bailes, Sr.		Director
/s/ VICTOR CARRILLO* Victor Carrillo		Director
/s/ STEPHEN C. HURLEY* Stephen C. Hurley		Director
/s/ JOE L. MCCLAUGHERTY* Joe L. McClaugherty		Director
/s/ ROCKY DUCKWORTH* Rocky Duckworth		Director
/s/ JEFF SWANSON* Jeff Swanson		Director
*By:	/s/ GARY C. EVANS Gary C. Evans attorney in fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

ALPHA HUNTER DRILLING, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Triad Hunter, LLC			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

BAKKEN HUNTER, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

HUNTER AVIATION, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer and President (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

HUNTER REAL ESTATE, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Triad Hunter, LLC			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

MAGNUM HUNTER MARKETING, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer and President (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

MAGNUM HUNTER PRODUCTION, INC.
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature	Title

/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer and Director (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer and Director (Principal Financial and Accounting Officer)

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

MAGNUM HUNTER RESOURCES GP, LLC
Magnum Hunter Resources Corporation, its sole manager
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature	Title

/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer and President (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Manager
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

MAGNUM HUNTER RESOURCES, LP
Magnum Hunter Resources GP, LLC, its general partner
By:	Magnum Hunter Resources Corporation, its sole manager
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer
Magnum Hunter Resources Corporation, its limited partner
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature			Title

Magnum Hunter Resources GP, LLC			General Partner
By:	Magnum Hunter Resources Corporation, its sole manager
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer
Magnum Hunter Resources Corporation			Limited Partner
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

MHR ACQUISITION COMPANY II, LLC
Magnum Hunter Resources Corporation, its sole member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

MHR ACQUISITION COMPANY III, LLC
Magnum Hunter Resources Corporation, its sole member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

NGAS GATHERING, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Production, Inc.			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

NGAS HUNTER, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

SHALE HUNTER, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

TRIAD HUNTER, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

VIKING INTERNATIONAL RESOURCES CO., INC.
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer and Director (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer and Director (Principal Financial and Accounting Officer)

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 15, 2015.

WILLISTON HUNTER ND, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 15, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number		Description
1.1	*	Form of Underwriting Agreement

1.2	#	Form of Sales Agreement between Magnum Hunter Resources Corporation and MLV & Co. LLC.

4.1		Form of certificate for common stock (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on February 18, 2011).

4.2		Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated December 10, 2009 (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form 8-A filed on December 10, 2009).

4.2.1		Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated August 2, 2010 (incorporated by reference from Magnum Hunter Resources Corporation's quarterly report on Form 10-Q filed on August 12, 2010).

4.2.2		Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated September 8, 2010 (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on September 15, 2010).

4.3		Certificate of Designation of Rights and Preferences of 8.0% Series D Cumulative Preferred Stock, dated March 16, 2011 (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on March 17, 2011).

4.4		Indenture, dated May 16, 2012, by and among Magnum Hunter Resources Corporation, the Guarantors named therein, Wilmington Trust, National Association and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on May 16, 2012).

4.4.1		First Supplemental Indenture, dated October 18, 2012, by and among Magnum Hunter Resources Corporation, the Guarantors named therein, Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form S-4 filed on January 14, 2013).

4.4.2		Second Supplemental Indenture, dated December 13, 2012, by and among Magnum Hunter Resources Corporation, the Guarantors named therein, Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form S-4 filed on January 14, 2013).

4.4.3		Third Supplemental Indenture, dated April 24, 2013, by and among Magnum Hunter Resources Corporation, the Guarantors named therein, Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on June 14, 2013).

4.4.4		Fourth Supplemental Indenture, dated July 23, 2013, by and among Shale Hunter, LLC, Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's quarterly report on Form 10-Q filed on August 9, 2013).

Exhibit Number		Description
4.4.5		Fifth Supplemental Indenture, dated January 27, 2014, by and among Magnum Hunter Resources Corporation, Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent, and Wilmington Trust, National Association, as Trustee. (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on March 2, 2015).

4.4.6		Sixth Supplemental Indenture, dated November 10, 2014, by and among Bakken Hunter Canada, Inc., Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent, and Wilmington Trust, National Association, as Trustee. (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on March 2, 2015).

4.4.7		Seventh Supplemental Indenture, dated December 4, 2014, by and among Triad Holdings, LLC, Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent, and Wilmington Trust, National Association, as Trustee. (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on March 2, 2015).

4.5		Certificate of Designations of Rights and Preferences of the 8.0% Series E Cumulative Convertible Preferred Stock of Magnum Hunter Resources Corporation, dated November 2, 2012 (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on November 8, 2012).

4.6		Deposit Agreement, dated as of November 2, 2012, by and among Magnum Hunter Resources Corporation, American Stock Transfer & Trust Company, as Depositary, and the holders from time to time of the depositary receipts described therein (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on November 8, 2012).

4.7		Form of Indenture for Senior Debt Securities (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form S-3 filed on June 14, 2011).

4.8		Form of Senior Debt Security (included in Exhibit 4.7).

4.9		Form of Indenture for Subordinated Debt Securities (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form S-3 filed on June 14, 2011).

4.10		Form of Subordinated Debt Security (included in Exhibit 4.9).

4.11	*	Form of Subsidiary Guarantee of Debt Securities.

4.12	*	Certificate of Designation for Preferred Stock.

4.13	*	Form of Preferred Stock Certificate.

4.14	*	Form of Deposit Agreement relating to the Depositary Shares (including form of depositary receipt).

4.15	*	Form of Warrant Agreement.

4.16	*	Form of Warrant Certificate.

4.17		Warrants Agreement, dated October 13, 2011 by and between Magnum Hunter Resources Corporation and American Stock Transfer & Trust Company, as warrants agent (incorporated by reference from Magnum Hunter Resources Corporation's Current Report on Form 8-K filed on October 18, 2011).

4.18		Form of Warrant Certificate (incorporated by reference from Magnum Hunter Resources Corporation's Current Report on Form 8-K filed on October 18, 2011).

5.1	#	Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered.

8.1	#	Opinion of Bracewell & Giuliani LLP with respect to tax matters.

Exhibit Number		Description
12.1		Computation of ratio of earnings to fixed charges for each of the years in the five-year period ended December 31, 2014 (incorporated by reference from Magnum Hunter Resources Corporation's Annual Report on Form 10-K for the year ended December 31, 2014).

23.1	*	Consent of BDO USA, LLP.

23.2	*	Consent of Cawley Gillespie & Associates, Inc.

23.4		Consent of Bracewell & Giuliani LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

23.5		Consent of Bracewell & Giuliani LLP (included in the opinion filed as Exhibit 8.1 to this Registration Statement).

24.1	**	Powers of Attorney.

25.1	*	Form T-1 Statement of Eligibility of Trustee for Senior Indenture under the Trust Indenture Act of 1939.

25.2	*	Form of T-1 Statement of Eligibility of Trustee for Subordinated Indenture under the Trust Indenture Act of 1939.

*
To be filed, if necessary, by amendment or as an exhibit to a document to be incorporated or deemed to be incorporated by reference in this registration statement, including a Current Report on Form 8-K.

**
Previously filed.

#
Filed herewith.

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TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS
EXPLANATORY NOTE
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EXHIBIT INDEX